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                             ING SERIES FUND, INC.
                           ING Balanced Fund ("Fund")

                    Supplement dated October 19, 2006 to the
                  Class A, Class B, and Class C Prospectus and
               the Class A, Class B, Class C, Class I, and Class R
                   Statement of Additional Information ("SAI")
                         each dated September 30, 2006

    Any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund acquired as a result of the merger and reorganization of ING Convertible Fund into the Fund will be waived through the close of business on January 5, 2007.